CONFIDENTIAL





                           LB-UBS COMMERCIAL MORTGAGE
                                 TRUST 2004-C1

                        COMMERCIAL MORTGAGE PASS-THROUGH
                          CERTIFICATES, SERIES 2004-C1

                          INITIAL MORTGAGE POOL BALANCE

                           APPROXIMATELY $1.42 BILLION





January 16, 2004



[UBS INVESTMENT BANK LOGO]                                       LEHMAN BROTHERS

--------------------------------------------------------------------------------

THE INFORMATION CONTAINED HEREIN (THIS "INFORMATION") DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, AND IS SUBJECT TO AND SUPERCEDED IN ITS ENTIRETY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (COLLECTIVELY, THE "OFFERING DOCUMENT"). THIS INFORMATION DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION HEREIN REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE SELLERS OF THOSE UNDERLYING ASSETS, THE ISSUER OF THE SECURITIES OR THEIR RESPECTIVE AFFILIATES AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS AND NOT BY THE ISSUER. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS NOR ANY OF THEIR RESPECTIVE AFFILIATES MAKES ANY REPRESENTATION OR WARRANTY EXPRESS OR IMPLIED AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION, INCLUDING BUT NOT LIMITED TO, ACTUAL AMOUNT, RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES AND ANY LIABILITY THEREFORE IS EXPRESSLY DISCLAIMED. THIS INFORMATION MAY NOT BE DELIVERED BY YOU TO ANY OTHER PERSON WITHOUT THE UNDERWRITERS' PRIOR WRITTEN CONSENT. THE UNDERWRITERS MAY FROM ANY TIME TO TIME PERFORM INVESTMENT BANKING SERVICES FOR OR SOLICIT INVESTMENT BANKING BUSINESS FROM ANY COMPANY NAMED IN THE INFORMATION HEREIN. THE UNDERWRITERS AND/OR THEIR EMPLOYEES MAY FROM TIME TO TIME HAVE A LONG OR SHORT POSITION IN ANY CONTRACT OR SECURITY DISCUSSED HEREIN. THIS INFORMATION SUPERCEDES THE INFORMATION IN ANY PRIOR VERSIONS HEREOF OR OTHER RELATED TERM SHEETS AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS HEREOF AND BY THE OFFERING DOCUMENT. THIS MATERIAL IS CONFIDENTIAL AND MUST NOT BE COPIED OR DISSEMINATED TO ANY OTHER PARTIES WITHOUT THE UNDERWRITERS' PRIOR WRITTEN CONSENT. IN FURNISHING THIS INFORMATION, THE UNDERWRITERS UNDERTAKE NO OBLIGATION TO PROVIDE THE RECIPIENT WITH ACCESS TO ANY ADDITIONAL INFORMATION OR TO UPDATE THE INFORMATION OR TO CORRECT ANY INACCURACIES THEREIN WHICH MAY BECOME APPARENT.

--------------------------------------------------------------------------------

[UBS INVESTMENT BANK LOGO]                                       LEHMAN BROTHERS

TABLE OF CONTENTS

--------------------------------------------------------------------------------


I.       Transaction Highlights

II.      Structural Highlights

III.     Collateral Pool Highlights

IV.      Significant Mortgage Loans

V.       Summary Points

VI.      Investor Reporting

VII.     Timeline






--------------------------------------------------------------------------------

[UBS INVESTMENT BANK LOGO]                                       LEHMAN BROTHERS

--------------------------------------------------------------------------------

                                                          TRANSACTION HIGHLIGHTS

TRANSACTION HIGHLIGHTS

--------------------------------------------------------------------------------
                                                          TRANSACTION HIGHLIGHTS


Initial Mortgage Pool Balance:      Approximately $1.42 billion

Public Certificates:                Approximately $1.31 billion

Public Certificates(1):             Approximately $119 billion

Co-Lead Manager/Sole Book Runner:   Lehman Brothers Inc.

Co-Lead Manager:                    UBS Securities LLC

Rating Agencies:                    Standard & Poor's, a division of
                                    The McGraw-Hill Companies, Inc. ("S&P") and
                                    Moody's Investors Service, Inc. ("Moody's")

Trustee:                            LaSalle Bank National Association

Fiscal Agent:                       ABN AMRO Bank N.V.

Master Servicer:                    Wachovia Bank, National Association

Special Servicer:                   Lennar Partners, Inc.




---------------------------
(1)   Not offered hereby.


--------------------------------------------------------------------------------

[UBS INVESTMENT BANK LOGO]                  1                    LEHMAN BROTHERS

TRANSACTION HIGHLIGHTS

--------------------------------------------------------------------------------
                                                          TRANSACTION HIGHLIGHTS


Cut-Off Date:                                             1/12/2004

Determination Date:                                       11th day of each month or if such day is not a business day, then the following business day

Distribution Date:                                        4th business day after the Determination Date of each month, commencing in 2/2004

Eligible for Underwriters' Prohibited
Transaction Exemption for ERISA Purposes
(Public Certificates):                                    Classes A-1, A-2, A-3, A-4, B, C, D, E and F

DTC (Public Certificates):                                Classes A-1, A-2, A-3, A-4, B, C, D, E and F


Bloomberg:                                                Cash flows will be modeled on Bloomberg

Denominations:                                                                 Class                       Minimum Denomination(1)
                                                          ----------------------------------------------- -------------------------
                                                                A-1, A-2, A-3, A-4, B, C, D, E and F              $10,000

Lehman Brothers CMBS Index:                               All classes will be included in the Lehman Brothers CMBS Index









---------------------------
(1)  Increments of $1 thereafter.




--------------------------------------------------------------------------------

[UBS INVESTMENT BANK LOGO]             2                         LEHMAN BROTHERS

--------------------------------------------------------------------------------

                                                           STRUCTURAL HIGHLIGHTS

STRUCTURAL HIGHLIGHTS

--------------------------------------------------------------------------------
                                                           STRUCTURAL HIGHLIGHTS
CERTIFICATES

                               [GRAPHIC OMITTED]

                        ------------------------ -----
                  -----         Class A-1
                  |     ------------------------         -----
                  |             Class A-2
                  |     ------------------------
                  |             Class A-3
                  |     ------------------------
                  |             Class A-4
                  |     ------------------------
   Offered       <              Class B
 Certificates     |     ------------------------   C       C
                  |             Class C            l       l
                  |     ------------------------   a       a
                  |             Class D            s       s
                  |     ------------------------   s       s
                  |             Class E
                  |     ------------------------  X-CL    X-CP
                  -----         Class F           (1)     (1)
                  ----- ------------------------          (2)
                  |             Class G
                  |     ------------------------         -----
                  |             Class H
                  |     ------------------------
                  |             Class J
                  |     ------------------------
                  |             Class K
                  |     ------------------------
                  |             Class L
                  |     ------------------------
                  |             Class M
 Private, 144A   <      ------------------------
 Certificates     |             Class N
                  |     ------------------------
                  |             Class P
                  |     ------------------------
                  |             Class Q
                  |     ------------------------
                  |             Class S
                  |     ------------------------
                  |             Class T
                  |     ------------------------ ------
                  |             Class X-ST(3)
                  ----- ------------------------


---------------------------

(1.) The Class X-CL and X-CP certificates have the rights to certain excess interest from the underlying mortgage loans. The Class X-CL and X-CP certificates will be privately placed and are not offered as part of the public offering.

(2.) Initial notional amount of Class X-CP through 1/2006 is as set forth herein. The Class X-CP notional balance will decrease thereafter until 1/2011 when the notional amount is reduced to zero.

(3.) Represents a fixed strip of mortgage interest rate from the pooled mortgage loan secured by the UBS Center - Stamford.


--------------------------------------------------------------------------------

[UBS INVESTMENT BANK LOGO]                  3                    LEHMAN BROTHERS

STRUCTURAL HIGHLIGHTS

--------------------------------------------------------------------------------
                                                           STRUCTURAL HIGHLIGHTS

BOND STRUCTURE

o    Sequential pay structure(1)

o Interest and principal are paid to senior classes before subordinate classes receive interest and principal(1)

o Credit enhancement for each class will be provided by the subordinate classes

o Losses are allocated in reverse sequential order starting with the non-rated principal balance class (Class T)

----------------------------------------------------------------------------------------------------------------------------------
 Class     Original Face Amount ($)       Ratings        Credit Support     Description      Wtd. Avg. Life   Principal Window(2)
                                        (S&P/Moody's)                                          (years)(2)
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
  A-1(3)            $159,000,000          AAA/Aaa           13.625%          Fixed Rate           3.45         2/2004 - 9/2008
--------- -------------------------- ------------------ ----------------- ----------------- ---------------- ---------------------
  A-2(3)            $207,000,000          AAA/Aaa           13.625%          Fixed Rate           5.28         9/2008 - 10/2010
--------- -------------------------- ------------------ ----------------- ----------------- ---------------- ---------------------
  A-3(3)            $113,000,000          AAA/Aaa           13.625%          Fixed Rate           8.48        10/2010 - 5/2013
--------- -------------------------- ------------------ ----------------- ----------------- ---------------- ---------------------
  A-4(3)            $751,262,000          AAA/Aaa           13.625%          Fixed Rate(4)        9.83         5/2013 - 9/2015
--------- -------------------------- ------------------ ----------------- ----------------- ---------------- ---------------------
   B(3)              $12,463,000          AA+/Aa1           12.750%          Fixed Rate(4)       11.67         9/2015 - 10/2015
--------- -------------------------- ------------------ ----------------- ----------------- ---------------- ---------------------
   C(3)              $12,463,000           AA/Aa2           11.875%          Fixed Rate(4)       11.83        10/2015 - 5/2016
--------- -------------------------- ------------------ ----------------- ----------------- ---------------- ---------------------
   D(3)              $16,023,000          AA-/Aa3           10.750%          Fixed Rate(4)       12.64         5/2016 - 10/2016
--------- -------------------------- ------------------ ----------------- ----------------- ---------------- ---------------------
  E(3)               $21,365,000           A+/A1             9.250%          Fixed Rate(4)       12.70        10/2016 - 10/2016
--------- -------------------------- ------------------ ----------------- ----------------- ---------------- ---------------------
  F(3)               $12,463,000            A/A2             8.375%          Fixed Rate(4)       12.70        10/2016 - 10/2016
--------- -------------------------- ------------------ ----------------- ----------------- ---------------- ---------------------
 X-CL             $1,424,327,014(5)        AAA/Aaa            N/A          Variable IO(6)         8.74(7)      2/2004 - 10/2018(8)
--------- -------------------------- ------------------ ----------------- ----------------- ---------------- ---------------------
 X-CP             $1,233,063,000(5)       AAA/Aaa             N/A          Variable IO(6)         5.72(7)      1/2006 - 1/2011(8)
--------- -------------------------- ------------------ ----------------- ----------------- ---------------- ---------------------
 X-ST              $229,674,914(5)        AAA/Aaa             N/A             Fixed IO(9)        10.77(7)      2/2004 - 10/2016(8)
--------- -------------------------- ------------------ ----------------- ----------------- ---------------- ---------------------
   G                 $24,926,000           A-/A3             6.625%          Fixed Rate(4)       12.70        10/2016 - 10/2016
--------- -------------------------- ------------------ ----------------- ----------------- ---------------- ---------------------
   H                 $19,584,000         BBB+/Baa1           5.250%            WAC(10)           12.70        10/2016 - 10/2016
--------- -------------------------- ------------------ ----------------- ----------------- ---------------- ---------------------
   J                 $14,244,000          BBB/Baa2           4.250%            WAC(10)           12.70        10/2016 - 10/2016
--------- -------------------------- ------------------ ----------------- ----------------- ---------------- ---------------------
   K                 $16,023,000         BBB-/Baa3           3.125%            WAC               12.70        10/2016 - 10/2016
--------- -------------------------- ------------------ ----------------- ----------------- ---------------- ---------------------
   L                  $7,122,000          BB+/Ba1            2.625%          Fixed Rate(4)       12.70        10/2016 - 10/2016
--------- -------------------------- ------------------ ----------------- ----------------- ---------------- ---------------------
   M                  $5,341,000           BB/Ba2            2.250%          Fixed Rate(4)       12.70        10/2016 - 10/2016
--------- -------------------------- ------------------ ----------------- ----------------- ---------------- ---------------------
   N                  $3,561,000          BB-/Ba3            2.000%          Fixed Rate(4)       12.70        10/2016 - 10/2016
--------- -------------------------- ------------------ ----------------- ----------------- ---------------- ---------------------
   P                  $7,122,000           B+/NR             1.500%          Fixed Rate(4)       12.70        10/2016 - 10/2016
--------- -------------------------- ------------------ ----------------- ----------------- ---------------- ---------------------
   Q                  $3,560,000            B/NR             1.250%          Fixed Rate(4)       12.70        10/2016 - 10/2016
--------- -------------------------- ------------------ ----------------- ----------------- ---------------- ---------------------
   S                  $1,781,000           B-/NR             1.125%          Fixed Rate(4)       12.70        10/2016 - 10/2016
--------- -------------------------- ------------------ ----------------- ----------------- ---------------- ---------------------
   T                 $16,024,014           NR/NR              N/A            Fixed Rate(4)       14.21        10/2016 - 10/2018
----------------------------------------------------------------------------------------------------------------------------------

-----------------

1. Except that Class A-1,Class A-2, Class A-3, Class A-4, Class X-CL, Class X-CP, and Class X-ST receive interest on a pro-rata basis.

2. Calculated, assuming among other things, 0% CPR, no defaults or losses and that ARD loans mature and are paid in full on their respective anticipated repayment dates.

3.   Certificates offered as part of the public offering.

4. For any distribution date, if the weighted average of certain net interest rates on the underlying mortgage loans is less than a specified fixed rate for such class, then the pass-through rate for that class of certificates on that distribution date will equal such weighted average net interest rate.

5.   Represents the notional amount.

6. Class X-CL and X-CP certificates have rights to certain excess interest on all underlying mortgage loans.

7. Represents the weighted average life of each dollar reduction in notional amount.

8.   Represents period over which the notional amount will be reduced to zero.

9. Represents a fixed strip mortgage interest rate from the pooled mortgage loan secured by the UBS Center - Stamford.

10. Pass-through rate is a specified number of basis points (which will vary on a class-by-class basis among the H and J classes) below the weighted average of certain net interest rates on the underlying mortgage loans.


--------------------------------------------------------------------------------

[UBS INVESTMENT BANK LOGO]             4                         LEHMAN BROTHERS

STRUCTURAL HIGHLIGHTS

--------------------------------------------------------------------------------
                                                           STRUCTURAL HIGHLIGHTS

CALL PROTECTION

=====================================================================================================================
                                                                                            STATISTICAL DATA(1)
---------------------------------------------------------------------------------------------------------------------
Loans with Initial Lock-Out & Defeasance Thereafter                                                94.3%(2)
---------------------------------------------------------------------------------------------------------------------
Loans with Initial Lock-Out & Yield Maintenance Thereafter                                          4.5%(2)(3)
---------------------------------------------------------------------------------------------------------------------
Loans with Initial Lock-Out Followed by Defeasance & Fixed Penalty Thereafter                       1.2%(2)
---------------------------------------------------------------------------------------------------------------------
Weighted Average Remaining Lock-Out                                                            109.0 months(4)
---------------------------------------------------------------------------------------------------------------------
Weighted Average Open Period                                                                     2.5 months
=====================================================================================================================



===========================================================================================================================
       OPEN PREPAYMENT PERIOD AT END OF LOAN        NUMBER OF LOANS           PERCENT OF INITIAL MORTGAGE POOL BALANCE(1)
---------------------------------------------------------------------------------------------------------------------------
                        None                               36                                    14.5%
---------------------------------------------------------------------------------------------------------------------------
                      1 Month                              25                                    29.3%
---------------------------------------------------------------------------------------------------------------------------
                      2 Months                             11                                     5.7%
---------------------------------------------------------------------------------------------------------------------------
                      3 Months                             28                                    32.2%
---------------------------------------------------------------------------------------------------------------------------
                      6 Months                              3                                    18.4%
---------------------------------------------------------------------------------------------------------------------------
                       Total:                             103                                   100.0%
===========================================================================================================================

------------------

1.   As of the Cut-Off Date.

2.   Percent of initial mortgage pool balance.

3. Includes the Southgate Mall mortgage loan (representing 1.0% of the initial mortgage pool balance) which is currently in its yield maintenance period.

4. Weighted Average Remaining Lock-Out represents loans within their Remaining Lock-Out or Lock-Out/Defeasance Periods.


--------------------------------------------------------------------------------

[UBS INVESTMENT BANK LOGO]             5                         LEHMAN BROTHERS

STRUCTURAL HIGHLIGHTS

--------------------------------------------------------------------------------
                                                           STRUCTURAL HIGHLIGHTS

PREPAYMENT PREMIUMS(1)

==================================================================================================================================
PREPAYMENT PREMIUM   1/2004   1/2005    1/2006   1/2007   1/2008   1/2009   1/2010   1/2011    1/2012   1/2013   1/2014   1/2015
----------------------------------------------------------------------------------------------------------------------------------
  LOCK-OUT/DEF.       99.0%     99.0%     99.1%     95.8%    94.5%    95.1%    95.1%   95.1%     95.2%    95.3%    93.7%    99.2%
----------------------------------------------------------------------------------------------------------------------------------
 YIELD MAINT.(2)       1.0%      1.0%      0.9%      4.2%     4.3%     4.9%     4.9%    4.2%      4.2%     4.3%      -        -
==================================================================================================================================
    SUB-TOTAL        100.0%    100.0%    100.0%    100.0%    98.8%   100.0%   100.0%   99.3%     99.4%    99.5%    93.7%    99.2%
==================================================================================================================================

==================================================================================================================================
[greater than
 or equal to]5.0%       -         -         -         -        -        -        -      0.7%       -        -        -        -
----------------------------------------------------------------------------------------------------------------------------------
       4.0%             -         -         -         -        -        -        -       -        0.6%      -        -        -
----------------------------------------------------------------------------------------------------------------------------------
       3.0%             -         -         -         -        -        -        -       -         -       0.5%      -        -
----------------------------------------------------------------------------------------------------------------------------------
       2.0%             -         -         -         -        -        -        -       -         -        -       1.4%      -
----------------------------------------------------------------------------------------------------------------------------------
       1.0%             -         -         -         -       1.2%      -        -       -         -        -        -       0.8%
----------------------------------------------------------------------------------------------------------------------------------
       OPEN             -         -         -         -        -        -        -       -         -        -       4.9%      -
==================================================================================================================================
      TOTAL          100.0%    100.0%    100.0%    100.0%   100.0%   100.0%   100.0%  100.0%    100.0%   100.0%   100.0%   100.0%
==================================================================================================================================

---------------

1. Represents percentage of then outstanding balance of mortgage loan pool as of the date shown assuming, among other things, no prepayments or defaults and that ARD loans mature and are paid in full on their respective anticipated repayment dates.

2. Includes the Southgate Mall mortgage loan (representing 1.0% of the initial mortgage pool balance) which is currently in its yield maintenance period.


--------------------------------------------------------------------------------

[UBS INVESTMENT BANK LOGO]             6                         LEHMAN BROTHERS

--------------------------------------------------------------------------------

                                                      COLLATERAL POOL HIGHLIGHTS

COLLATERAL POOL HIGHLIGHTS

--------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS

POOL COMPOSITION


o The pool includes five mortgage loans (representing 44.3% of the initial mortgage pool balance) which S&P and Moody's have confirmed that, in the context of their inclusion in the securitization trust, have credit characteristics that are consistent with obligations rated investment grade (the "Investment Grade Loans").

o Two of the Investment Grade Loans (the GIC Office Portfolio loan and the MGM Tower loan) are split into A/B Note structures. The structures of these loans are outlined on the following pages.

o    Summary of the pool composition is as follows:


============================================================================================================
                                                        TOTAL PRINCIPAL BALANCE AS OF   PERCENT OF TOTAL
                                  NUMBER OF LOANS                CUT-OFF DATE            MORTGAGE POOL
------------------------------------------------------------------------------------------------------------
Investment Grade Loans                    5                          $631,020,653             44.3%
------------------------------------------------------------------------------------------------------------
Conduit Loans                            98                           793,306,361             55.7
============================================================================================================
TOTAL:                                  103                        $1,424,327,015            100.0%
============================================================================================================




--------------------------------------------------------------------------------

[UBS INVESTMENT BANK LOGO]             7                         LEHMAN BROTHERS

COLLATERAL POOL HIGHLIGHTS

--------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS

GIC OFFICE PORTFOLIO LOAN A/B NOTE STRUCTURE

o GIC Office Portfolio A-1A Note (described below) and the MGM Tower A Note (described on the following page) were created by de-leveraging a larger loan balance utilizing the A/B Note structure which was developed in LBCMT 1999-C2:

                                [GRAPHIC OMITTED]

--------------------       -------------------------       -------------------       -------------------       -------------------
                            A-1A     A-1B     A-2                 A-1A                   AAA/Aaa to
                       ---> NOTE     NOTE     NOTE    --->       ($200m)        --->       AA-/A2)        --->   LB-UBS 2004-C1
                           ($200m)  ($150m)  ($350m)                                    CASHFLOWS(1)                  TRUST
                           -------------------------       -------------------       -------------------       -------------------
GIC OFFICE PORTFOLIO
                           -------------------------       -------------------       -------------------
                                     B NOTE                       B NOTE
                       --->          ($125m)          --->        ($125m)       --->     WHOLE LOAN

--------------------       -------------------------       -------------------       -------------------



o The A-1A Note component retains control rights for the GIC Office Portfolio loan.

o The A-1A Note holder receives monthly interest payments prior to the B Note holder receiving monthly interest payments.(2)

o The A-1A Note, A-1B Note, A-2 Note and B Note holders receive amortization pro rata and pari passu. In the event of default, the B Note holder receives no principal payments until the principal amount of the A Notes have been paid in full.

o The A-1B Note, A-2 Note, and B Note components will not be included in the LB-UBS 2004-C1 Trust. The B Note was originated by and will be held by an insurance company on a whole loan basis.



----------------

1. S&P and Moody's have indicated to the Depositor that the A Note proceeds are expected to contribute AAA/Aaa through AA-/A2 cash flows to the LB-UBS 2004-C1 Trust.

2. The A-1A Note holder receives monthly payments pro rata with the A-1B and A-2 Note holders. The A-1B and A-2 Notes for the GIC Office Portfolio loan will not be included in the LB-UBS 2004-C1 Trust.


--------------------------------------------------------------------------------

[UBS INVESTMENT BANK LOGO]             8                         LEHMAN BROTHERS

COLLATERAL POOL HIGHLIGHTS

--------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS
MGM TOWER LOAN A/B NOTE STRUCTURE


                                [GRAPHIC OMITTED]

--------------------       -------------------------       -------------------       -------------------
                                                              AAA/Aaa to
                       --->          A NOTE           --->     AAA/Aa2          --->   LB-UBS 2004-C1
                                    ($130m)                   CASHFLOWS(1)                 TRUST
                           -------------------------       -------------------       -------------------
   MGM TOWER
                           -------------------------       -------------------
                                     B NOTE
                       --->          ($90m)           --->     WHOLE LOAN

--------------------       -------------------------       -------------------




o The A Note holder receives monthly interest payments prior to the B Note holder receiving monthly interest payments.

o The A Note and B Note holder receive amortization pro rata and pari passu. In the event of default, the B Note holder receives no principal payments until the principal amount of the A Note has been paid in full.

o The B Note was originated by and will be held by an insurance company on a whole loan basis. The B Note will not be included in the LB-UBS 2004-C1 Trust.




-----------------

1. S&P and Moody's have indicated to the Depositor that the A Note proceeds are expected to contribute AAA/Aaa through AAA/Aa2 cash flows to the LB-UBS 2004-C1 Trust.

--------------------------------------------------------------------------------

[UBS INVESTMENT BANK LOGO]             9                         LEHMAN BROTHERS

COLLATERAL POOL HIGHLIGHTS

--------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS


o    The A Note(1) DSCR and LTV are set forth below:


      ====================================================================
                              GIC OFFICE PORTFOLIO          MGM TOWER
      --------------------------------------------------------------------
             DSCR(2)                  2.40x                   2.76x
      --------------------------------------------------------------------
        UW Net Cash Flow          $108,812,818             $22,092,360
      --------------------------------------------------------------------
               LTV                    48.8%                   39.4%
      --------------------------------------------------------------------
         Appraised Value         $1,435,450,000           $330,000,000
      --------------------------------------------------------------------
        Shadow Rating(3)             AA-/A2                  AAA/Aa2
      ====================================================================



o    The combined A Note(1) and B Note(4) DSCR and LTV are set forth below:


      ====================================================================
                               GIC OFFICE PORTFOLIO          MGM TOWER
      --------------------------------------------------------------------
             DSCR(5)                   1.95x                   1.40x
      --------------------------------------------------------------------
        UW Net Cash Flow           $108,812,818             $22,092,360
      --------------------------------------------------------------------
               LTV                     57.5%                    66.7%
      --------------------------------------------------------------------
         Appraised Value          $1,435,450,000           $330,000,000
      ====================================================================


----------

1. In the case of the GIC Office Portfolio loan, a loan amount that includes the A-1A Note, A-1B Note and A-2 Note components (combined balance of $700 million). The A-1B Note and A-2 Note components of the GIC Office Portfolio loan will not be included in the LB-UBS 2004-C1 Trust.

2. Based on underwritten net cash flow, and in the case of the GIC Office Portfolio loan, average debt constant beginning in year six. In the case of MGM Tower, based on average debt constant beginning with the 2/2004 payment.

3. S&P and Moody's have each confirmed to the Depositor that the respective ratings in this row reflect an assessment by such rating agency that, in the context of the subject mortgage loan's inclusion in the securitization trust, its credit characteristics are consistent with obligations that are so rated.

4. The B Notes for the GIC Office Portfolio loan and the MGM Tower loan will not be included in the LB-UBS 2004-C1 Trust.

5. Based on underwritten net cash flow, and in the case of the GIC Office Portfolio loan, average debt constant beginning in year six. In the case of MGM Tower, based on actual debt constant beginning with the 2/2004 payment.


--------------------------------------------------------------------------------

[UBS INVESTMENT BANK LOGO]             10                        LEHMAN BROTHERS

COLLATERAL POOL HIGHLIGHTS

--------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS

MORTGAGE LOAN SELLERS

o Sponsors of properties securing loans in the LB-UBS 2004-C1 transaction include the following:

     -    Westfield America, Inc.

     -    Prime Plus Investments, Inc./GIC Real Estate Pte Ltd(1)

     -    JMB Realty Corporation

     -    Eaton Vance Management

     -    Broadway Real Estate Partners LLC/Lehman Brothers Inc.

     -    Washington State Investment Board/Hometown Communities LP

     -    Rubin Schron & Abraham Fruchthandler

o    Conduit Origination Program

     - Underwritten NCF on conduit loans either verified subject to a variance of 2.5% or, in select cases, re-underwritten by third party service providers (i.e., by a "Big Four" accounting firm).

     - Sponsor/principal due diligence performed for all loans using a combination of either Lexis/Nexis, bank references, Equifax, TRW reports, litigation searches or other types of credit history and background checks.

     - Appraisals are prepared in accordance with USPAP standards by approved vendors and substantially all are prepared in accordance with FIRREA.

     -    Substantially all borrowers are single asset entities.

     -    Non-consolidation opinions

          o Delivered for substantially all loans with principal balances greater than $15 million

     - Cash management systems affecting approximately 97.7% of the initial mortgage pool balance

          o    Hard lockbox - 60.6% of the initial mortgage pool balance(2)

          o    Springing lockbox -37.1% of the initial mortgage pool balance


----------

1. The real estate investment arm of the Government of Singapore Investment Corporation Pte Ltd, which is wholly owned by the Republic of Singapore (rated AAA/Aaa by S&P/Moody's, respectively).

2. Includes hard lockboxes under lender control that are subject to daily or weekly sweeps to accounts controlled by the borrower unless there is the occurrence of certain trigger events and certain multifamily properties where the property manager or other party is required to deposit rents, or a majority of the rents, into a hard lockbox under lender control.

--------------------------------------------------------------------------------

[UBS INVESTMENT BANK LOGO]             11                        LEHMAN BROTHERS

COLLATERAL POOL HIGHLIGHTS

--------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS

FUNDED ESCROWS


================================================================================
ESCROW TYPE(1)                        PERCENT OF POOL WITH FUNDED ESCROWS(2)
--------------------------------------------------------------------------------
Replacement Reserves                                    96.5%
--------------------------------------------------------------------------------
Tax Reserves(3)                                         98.3%
--------------------------------------------------------------------------------
Insurance Reserves(4)                                   95.4%
--------------------------------------------------------------------------------
TI & LC (Industrial)                                   100.0%
--------------------------------------------------------------------------------
TI & LC (Office)                                       100.0%
--------------------------------------------------------------------------------
TI & LC (Retail)                                        91.4%
================================================================================


---------------

1. Escrows are generally in the form of either up-front reserves, periodic cash deposits or letters of credit.

2.   As of the Cut-Off Date; excludes the Investment Grade Loans.

3. In some instances where there are no tax escrows, certain creditworthy tenants are permitted to pay taxes directly and are deemed to have escrows.

4. In some instances where there are no insurance escrows, certain creditworthy tenants are permitted to maintain insurance or self-insure and are deemed to have escrows.


--------------------------------------------------------------------------------

[UBS INVESTMENT BANK LOGO]             12                        LEHMAN BROTHERS

COLLATERAL POOL HIGHLIGHTS

--------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS


================================================================================
     GENERAL POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------
Size of Pool                                                     $1,424,327,015
--------------------------------------------------------------------------------
Contributor of Collateral                                         Lehman: 60.2%
                                                                     UBS: 39.8%
--------------------------------------------------------------------------------
Number of Loans                                                             103
--------------------------------------------------------------------------------
Gross Weighted Average Coupon                                            5.671%
--------------------------------------------------------------------------------
Weighted Average Original Term to Maturity(1)                        118 Months
--------------------------------------------------------------------------------
Weighted Average Remaining Term to Maturity(1)                       115 Months
--------------------------------------------------------------------------------
Average Balance                                                     $13,828,418
--------------------------------------------------------------------------------
Average Conduit Balance (excluding the Investment Grade Loans)       $8,094,963
--------------------------------------------------------------------------------
Largest Loan                                                       $229,674,914
--------------------------------------------------------------------------------
Largest Conduit Loan                                                $60,000,000
--------------------------------------------------------------------------------
WA U/W DSCR(2)(3)                                                         1.63x
--------------------------------------------------------------------------------
WA LTV(2)(3)                                                              68.5%
--------------------------------------------------------------------------------
WA LTV at Maturity/ARD(1)(2)(3)(4)                                        56.4%
--------------------------------------------------------------------------------
Geographic Diversity                                           28 States & D.C.
--------------------------------------------------------------------------------
Balloon and/or ARD Loans(5)                                               99.0%
--------------------------------------------------------------------------------
Fully Amortizing Loans                                                     1.0%
================================================================================

---------------

1. Assumes ARD loans mature and are paid in full on their respective anticipated repayment dates.

2.   Credit characteristics excluding the Investment Grade Loans are as follows:
     WA U/W DSCR: 1.40x; WA LTV: 73.9%; WA LTV at Maturity/ARD: 63.9%.

3. Includes the UBS Center - Stamford loan, which was underwritten to a 1.00x DSCR and an 87.7% LTV, based on the NNN lease currently in place with UBS AG, acting through its Stamford Branch (rated AA+/Aa2 by S&P/Moody's, respectively).

4.   Includes Fully Amortizing loans.

5.   Includes Interest Only loans.


--------------------------------------------------------------------------------

[UBS INVESTMENT BANK LOGO]             13                        LEHMAN BROTHERS

COLLATERAL POOL HIGHLIGHTS

--------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS


PROPERTY TYPE


o Heavily concentrated in Investment Grade Loans and the following asset classes:

     - Office, Regional Mall, Anchored Retail, Industrial/Warehouse and Multifamily(1) properties comprise 94.2% of the initial mortgage pool balance.

     - Investment Grade Loans comprise 44.3% of the initial mortgage pool balance.


                                PROPERTY TYPE(2)

                                [GRAPHIC OMITTED]


                       Office                   54.8% (71.7% Investment Grade)
                       Anchored Retail          18.3%
                       Multifamily               9.2%
                       Regional Mall             6.4% (78.8% Investment Grade)
                       Industrial/Warehouse      5.6%
                       Unanchored Retail         5.2%
                       Self Storage              0.6%


-----------------

1. Multifamily component includes mobile home park properties representing 3.1% of the aggregate pool.

2.   Percentages based on allocated loan amount per property.


--------------------------------------------------------------------------------

[UBS INVESTMENT BANK LOGO]             14                        LEHMAN BROTHERS

COLLATERAL POOL HIGHLIGHTS

--------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS


GEOGRAPHIC DIVERSITY

o The loans are secured by properties located in 28 states and the District of Columbia.

o Only two states represent more than 15.0% (by principal balance) of the Mortgaged Properties (California 17.2% and Connecticut 17.1%).

     - 100.0% (by principal balance) of the properties in Connecticut secure mortgage loans that have credit characteristics consistent with obligations rated investment grade by S&P and Moody's.

     - 63.3% (by principal balance) of the properties in California secure mortgage loans that have credit characteristics consistent with obligations rated investment grade by S&P and Moody's.


                               STATE DISTRIBUTION

                                [GRAPHIC OMITTED]

                  CA            17.2% (63.3% Investment Grade)
                  CT            17.1% (100.0% Investment Grade)
                  IL            11.5% (98.3% Investment Grade)
                  TX             9.8%
                  PA             6.6% (19.6% Investment Grade)
                  NJ             4.4%
                  NY             3.3% (38.2% Investment Grade)
                  OH             3.1%
                  Other(1)      27.0%


-----------------

1. No other state represents more than 2.9% of the initial mortgage pool balance.

--------------------------------------------------------------------------------

[UBS INVESTMENT BANK LOGO]             15                        LEHMAN BROTHERS

COLLATERAL POOL HIGHLIGHTS

--------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS


CUT-OFF DATE LOAN SIZE DIVERSITY

o    103 mortgage loans

o    Average loan size: $13,828,418 ($8,094,963 excluding the Investment Grade
     Loans)

o The largest loan comprises 16.1% of the initial mortgage pool balance (4.2% excluding the Investment Grade Loans)


                                             [GRAPHIC OMITTED]

                                      CUT-OFF DATE LOAN SIZE DISTRIBUTION

% OF POOL              13.2%          16.8%           19.3%          11.5%           9.1%            30.2%

$ MILLIONS        (LESS THAN) $6    $6 - $14       $14 - $40      $40 - $60      $60 - $150     (MORE THAN) $150

# OF LOANS              59            25               13             3              1                 2






--------------------------------------------------------------------------------

[UBS INVESTMENT BANK LOGO]             16                        LEHMAN BROTHERS

COLLATERAL POOL HIGHLIGHTS

--------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS


UNDERWRITTEN DEBT SERVICE COVERAGE RATIO

o    Weighted average underwritten debt service coverage ratio of 1.63x(1).

--------------------------------------------------------------------------------
                    UNDERWRITTEN DEBT SERVICE COVERAGE RATIO
--------------------------------------------------------------------------------
PROPERTY TYPE           PERCENT OF POOL         WA DSCR         MIN-MAX DSCR
--------------------------------------------------------------------------------
OFFICE                         54.4%             1.78(1)       1.00x(1) - 2.76x
RETAIL                         30.2              1.51              1.20 - 2.19
  Regional Mall                 6.4              1.97              1.65 - 2.19
  Anchored Retail              18.3              1.38              1.20 - 1.65
  Unanchored Retail             5.6              1.42              1.22 - 1.87
MULTIFAMILY(2)                  9.2              1.37              1.24 - 1.62
INDUSTRIAL/WAREHOUSE            5.6              1.32              1.27 - 1.52
SELF STORAGE                    0.6              1.48              1.38 - 1.91
--------------------------------------------------------------------------------
  TOTAL:                      100.0%             1.63x(1)      1.00x(1) - 2.76x
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]


% OF POOL         16.1%         16.7%        13.1%        15.5%        2.9%          6.8%           0.6%            28.3%

               (LESS THAN)                                                                                  (MORE THAN OR EQUAL TO)
DSCR             1.20x(1)  1.20x-1.29x   1.30x-1.39x  1.40x-1.49x  1.50x-1.59x   1.60x-1.79x    1.80x-1.89x         1.90x

# OF LOANS          1           23            30           29           8              6             1                5




-------------------

1. Includes the UBS Center - Stamford loan, which was underwritten to a 1.00x DSCR and an 87.7% LTV, based on the NNN lease currently in place with UBS AG, acting through its Stamford Branch (rated AA+/Aa2 by S&P/Moody's, respectively).

2. Multifamily component includes mobile home park properties representing 3.1% of the aggregate pool.

--------------------------------------------------------------------------------

[UBS INVESTMENT BANK LOGO]             17                        LEHMAN BROTHERS

COLLATERAL POOL HIGHLIGHTS

--------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS


CUT-OFF DATE LOAN TO VALUE RATIO


o    Weighted average loan to value of 68.5%(1).

o    Weighted average loan to value at maturity or ARD(2) of 56.4%(1)(3).


                        CUT-OFF DATE LOAN TO VALUE RATIO

                                [GRAPHIC OMITTED]

% OF POOL          25.5%           0.7%          6.1%            4.7%           20.7%          26.1%          16.1%
                (LESS THAN)                                                                                (MORE THAN)
LTV                50.0%       50.1%-60.0%    60.1%-65.0%     65.1%-70.0%    70.1%-75.0%    75.1%-80.0%       80.0%

# OF LOANS            5              2             7              19             27              42              1





-----------------

1. Includes the UBS Center - Stamford loan, which was underwritten to a 1.00x DSCR and an 87.7% LTV, based on the NNN lease currently in place with UBS AG, acting through its Stamford Branch (rated AA+/Aa2 by S&P/Moody's, respectively).

2.   Assumes ARD loans are paid in full on their anticipated repayment dates.

3.   Includes Fully Amortizing loans.

--------------------------------------------------------------------------------

[UBS INVESTMENT BANK LOGO]             18                        LEHMAN BROTHERS

--------------------------------------------------------------------------------

                                                      SIGNIFICANT MORTGAGE LOANS

SIGNIFICANT MORTGAGE LOANS

--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS


INVESTMENT GRADE LOANS

===================================================================================================================================
                                                      INVESTMENT GRADE LOANS
-----------------------------------------------------------------------------------------------------------------------------------
             NAME                      PROPERTY TYPE     CUT-OFF DATE    PERCENT OF INITIAL   U/W DSCR(1)   LTV(2)   S&P/MOODY'S(3)
                                                            BALANCE    MORTGAGE POOL BALANCE
-----------------------------------------------------------------------------------------------------------------------------------
UBS Center - Stamford                     Office         $229,674,914          16.1%             1.00x(4)   87.7%(4)      A-/A3
-----------------------------------------------------------------------------------------------------------------------------------
GIC Office Portfolio (A-1A Note)(5)(6)    Office          200,000,000          14.0              2.40       48.8         AA-/A2
-----------------------------------------------------------------------------------------------------------------------------------
MGM Tower (A Note)(7)                     Office          130,000,000           9.1              2.76       39.4         AAA/Aa2
-----------------------------------------------------------------------------------------------------------------------------------
Louis Joliet Mall                      Regional Mall       56,933,200           4.0              2.02       61.5        BBB+/Baa3
-----------------------------------------------------------------------------------------------------------------------------------
Southgate Mall                         Regional Mall       14,412,539           1.0              2.19       31.8         AAA/Aa1
===================================================================================================================================
TOTALS/WEIGHTED AVERAGE:                   ----          $631,020,653          44.3%             1.93x(4)   61.8%(4)       ---
===================================================================================================================================

----------

1. Calculated based on underwritten net cash flow and actual debt service constant and, in the case of the GIC Office Portfolio loan, an average debt service constant beginning in year six and assuming a loan amount that includes the A-1A Note component and the non-trust A-1B Note and A-2 Note components (combined balance of $700,000,000). In the case of the MGM Tower loan, based on an average debt service constant beginning with 2/2004 payment and calculated assuming a loan amount that includes the A Note only.

2. Calculated based on Cut-Off Date Balance and the related appraised value and, in the case of the GIC Office Portfolio loan, assuming a loan amount that includes the A-1A component and the non-trust A-1B Note and A-2 Note components (combined balance of $700,000,000). In the case of the MGM Tower loan, calculated assuming a loan amount that includes the A Note only.

3. S&P and Moody's have confirmed to us that the ratings in this column reflect an assessment by each rating agency that, in the context of the subject mortgage loan's inclusion in the securitization trust, its credit characteristics are consistent with the obligations that are so rated.

4. The UBS Center - Stamford loan was underwritten to a 1.00x DSCR and an 87.7% LTV, based on the NNN lease currently in place with UBS AG, acting through its Stamford Branch (rated AA+/Aa2 by S&P/Moody's, respectively).

5. The GIC Office Portfolio loan is secured by twelve cross-collateralized office properties: AT&T Corporate Center, USG Building, One Bush Plaza, Greenwich American Center, 520 Pike Tower, CitySpire Center, 595 Market, One Bala Plaza, Two Bala Plaza, Three Bala Plaza, Plaza East, and 40 Broad Street.

6. Represents the $200,000,000 A-1A Note component of an $825,000,000 whole loan secured by the GIC Office Portfolio.

7. Represents the $130,000,000 A Note component of a $220,000,000 whole loan secured by the MGM Tower.

--------------------------------------------------------------------------------

[UBS INVESTMENT BANK LOGO]             19                        LEHMAN BROTHERS

SIGNIFICANT MORTGAGE LOANS

--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS


UBS CENTER - STAMFORD


Cut-Off Date Balance:       $229,674,914

Interest Rate:              6.000%

Maturity Date:              10/11/2016

Term to Maturity:           12 years and 9 months

Amortization:               23 years and 9 months

Sponsor:                    Eaton Vance Management

Property:                   Leasehold interest(1) in three Class A office
                            buildings comprised of approximately 682,327 square feet

Location:                   Stamford, Connecticut

Year Built:                 1997; expanded in 2001

Occupancy(2):               100.0%

Major Tenants:              UBS AG, acting through its Stamford Branch, leases
                            100% of the building with a lease end date of 12/1/2017(3). UBS AG, acting through its Stamford
                            Branch, is rated AA+/Aa2 by S&P/Moody's, respectively.


---------------------------

1.   The ground lease extends through 12/8/2067.

2.   As of 1/14/2004.

3.   There is a free rent period during the last 14 months of the lease term.

--------------------------------------------------------------------------------

[UBS INVESTMENT BANK LOGO]             20                        LEHMAN BROTHERS

SIGNIFICANT MORTGAGE LOANS

--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS


UBS CENTER - STAMFORD (CONT.)

Appraised Value(1):         $262,000,000

LTV(1)(2):                  87.7%

U/W DSCR(2)(3):             1.00x

Reserves:                   The property is 100% leased to UBS AG, acting
                            through its Stamford Branch, on a NNN basis through 12/1/2017.

Lockbox:                    Hard

Prepayment/Defeasance:      Defeasance beginning two years after securitization.
                            Prepayment without penalty permitted one month prior to Maturity Date.


---------------------------

1.   Based on appraisal dated as of 11/1/2003.

2.   As of the Cut-Off Date.

3. Calculated based on underwritten net cash flow of $18,161,031 and actual debt constant of 7.907%.


--------------------------------------------------------------------------------

[UBS INVESTMENT BANK LOGO]             21                        LEHMAN BROTHERS

SIGNIFICANT MORTGAGE LOANS

--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

GIC OFFICE PORTFOLIO(1)

Cut-Off Date Balance
 (A-1A Note):               $200,000,000

Interest Rate:              5.24679%

Maturity Date:              1/8/2014

Term to Maturity:           10 Years

Amortization:               Interest Only for the first 5 years, 30-year
                            amortization schedule thereafter

Sponsor(2) :                Prime Plus Investments, Inc.

Properties:                 Twelve cross-collateralized, predominantly Class A
                            office buildings with an aggregate of 6,389,871 net rentable square feet: AT&T Corporate Center
                            (1,547,337 square feet); USG Building (928,141 square feet); One Bala Plaza (365,282 square feet);
                            Two Bala Plaza (358,669 square feet); Three Bala
                            Plaza (373,745 square feet); 520 Pike Tower (376,295 square feet); CitySpire Center (342,811 square feet); One Bush Plaza (327,254 square feet);
                            Greenwich American Center (595,648 square feet);
                            Plaza East (473,597 square feet); 40 Broad Street
                            (284,183 square feet); and 595 Market Street
                            (416,909 square feet).

Locations:                  Chicago, IL (AT&T Corporate Center, USG Building);
                            Bala Cynwyd, PA (One Bala Plaza, Two Bala Plaza,
                            Three Bala Plaza); Seattle, WA (520 Pike Tower); New
                            York, NY (CitySpire Center, 40 Broad Street); San
                            Francisco, CA (One Bush Plaza, 595 Market Street);
                            Greenwich, CT (Greenwich American Center);
                            Milwaukee, WI (Plaza East)

Years Built:                1989 (AT&T Corporate Center); 1992 (USG Building);
                            1967 (One Bala Plaza); 1969 (Two Bala Plaza); 1982
                            (Three Bala Plaza); 1983 (520 Pike Tower); 1987
                            (CitySpire Center); 1959 (One Bush Plaza); 1970
                            (Greenwich American Center); 1982, 1984 (Plaza
                            East); 1984 (40 Broad Street); and 1979 (595 Market
                            Street)




----------------

1. The GIC Office Portfolio loan is secured by an $825,000,000 first mortgage on twelve cross-collateralized office buildings. The loan has been bifurcated into a $700,000,000 A Note and a $125,000,000 B Note. The $700,000,000 A Note was further bifurcated into two pari passu components comprised of an A-1 Note component ($350,000,000) and an A-2 Note component ($350,000,000). Lehman has split the A-1 Note component into an A-1A Note component ($200,000,000) and an A-1B Note component ($150,000,000). The A-1B Note, A-2 Note, and B Note components will not be included in the LB-UBS 2004-C1 Trust.

2. Wholly owned by GIC Real Estate Pte Ltd, the real estate investment arm of the Government of Singapore Investment Corporation Pte Ltd, which is wholly owned by the Republic of Singapore (rated AAA/Aaa by S&P/Moody's, respectively).


--------------------------------------------------------------------------------

[UBS INVESTMENT BANK LOGO]             22                        LEHMAN BROTHERS

SIGNIFICANT MORTGAGE LOANS

--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS


GIC OFFICE PORTFOLIO (CONT.)

Occupancy(1):               93.0%

Major Tenants:              Approximately 40% of aggregate base rent is derived
                            from investment grade tenants.

                                                                              Approx. %                                 Ratings
                            Tenant(2)                    Square Feet(2)    of Base Rent(2)       Lease End Date     S&P/Moody's(3)
                            ---------                    --------------    ---------------       --------------     --------------
                            AT&T Communications              845,744          11.0%               3/31/2009(4)          BBB/Baa2
                            USG Corporation(5)               263,290           6.3%               6/30/2007              NR/NR
                            William Blair                    355,210           5.3%               7/31/2011(4)           NR/NR
                            JP Morgan Chase                  215,530           4.6%              12/31/2005(4)           A+/A1
                            McDermott, Will & Emery          237,321           4.4%               4/30/2017(4)           NR/NR
                            Credit Suisse First Boston       154,900           3.3%               9/30/2013              AA-/NR
                            AT Kearney                       157,792           2.5%               8/31/2007             BBB/Baa3

Appraised Value(6):         $1,435,450,000

LTV(6)(7):                  48.8%

U/W DSCR(7)(8):             2.40x

Reserves:                   On-going for taxes and insurance. Upfront rollover
                            reserves for certain tenants and upfront repair reserves for certain properties. Rollover reserves triggered upon event of non-renewal of specified tenant leases.




---------------------------

1. Weighted average occupancy, based on allocated loan amount, as of 12/1/2003.

2.   Based on aggregate tenancy in the portfolio.

3. Credit ratings may reflect the rating of the parent company if tenant company is not rated.

4. Expiration for AT&T Communications includes 135,164 square feet expiring between 10/31/2004 and 6/30/2007; William Blair includes 94,925 square feet expiring between 12/31/2005 and 3/31/2009; JP Morgan Chase includes 90,473 square feet expiring between 8/31/2008 and 10/31/2012; McDermott, Will & Emery includes 1,850 square feet expiring 5/31/2004.

5. USG Corporation filed Chapter 11 bankruptcy proceedings in 6/2001. A rollover reserve of $11.85 million has been funded for re-leasing space in the event the USG lease is not affirmed under bankruptcy reorganization proceedings.

6.   Based on appraisals as of 12/31/2003.

7. As of the Cut-Off Date and based on a loan amount of $700 million that includes the A-1A Note component and the non-trust A-1B Note and A-2 Note components.

8. Based on underwritten net cash flow of $108,812,818 and average debt constant beginning in year six of approximately 6.482% on a loan amount of $700 million that includes the A-1A Note component and the non-trust A-1B Note and A-2 Note components.



--------------------------------------------------------------------------------

[UBS INVESTMENT BANK LOGO]             23                        LEHMAN BROTHERS

SIGNIFICANT MORTGAGE LOANS

--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS


GIC OFFICE PORTFOLIO (CONT.)

Lockbox:                    Hard

Prepayment/Defeasance(1):   Defeasance beginning two years after all A Note
                            components have been securitized. Prepayment without penalty permitted six months prior to Maturity Date.

B Note(2):                  $125,000,000 subordinated B Note is held by an
                            insurance company. In an event of default, the B
                            Note does not receive principal payments until A
                            Notes have been repaid in full.

Mezzanine Debt(2):          $75,000,000 mezzanine loan from an insurance company
                            is co-terminus with the first mortgage and is subject to an intercreditor agreement which complies with rating agency guidelines.

---------------------------

1. One or more individual properties (except the AT&T Corporate Center and the USG Building) may be released through a partial defeasance of the loan based on 125% of the property's allocated loan amount. In addition, property substitutions (except for AT&T Corporate Center and USG Building) are permitted provided rating agency approval is obtained, no fewer than eight properties secure the loan, and all other necessary conditions specified in the loan documents are met.

2.   The B Note and Mezzanine Debt will not be included in the LB-UBS 2004-C1
     Trust.


--------------------------------------------------------------------------------

[UBS INVESTMENT BANK LOGO]             24                        LEHMAN BROTHERS

SIGNIFICANT MORTGAGE LOANS

--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS


MGM TOWER

Cut-Off Date Balance (A Note):     $130,000,000

Interest Rate:                     4.650%

Maturity Date:                     5/11/2013

Original Term to Maturity:         10 Years

Amortization(1):                   28 Years

Sponsor:                           JMB Realty Corporation

Property:                          35-story Class A office building with 776,801
                                   square feet of net rentable area and seven-level parking structure with 2,311 spaces.

Location:                          Century City (Los Angeles), California

Year Built:                        2003

Occupancy(2):                      76.7%

                                                                                        Approx. %                        Ratings
Major Tenants:                     Tenant                               Square Feet   of Base Rent   Lease End Date   S&P/Moody's(3)
                                   ------                               -----------   ------------   --------------   --------------
                                   MGM                                    341,633         54.4%        5/31/2018(4)       NR/NR
                                   International Lease Finance
                                      Corporation                         127,520         27.5%        8/27/2015         AA-/A1
                                   Christensen, Miller, Fink, Jacobs,
                                      Glaser, Weil & Shapiro, LLP          65,007         10.0%        7/31/2018          NR/NR
                                   Pillsbury Winthrop LLP                  21,669          3.0%       12/14/2010          NR/NR


---------------------------
1.       Interest only through 1/11/2004 payment.
2.       As of 12/18/2003.
3. Credit ratings may reflect the rating of the parent if tenant company is not rated.
4. Tenant has a one-time termination right at the beginning of the 11th year of the lease, subject to 18 months notice and payment of a termination fee in amount equal to two years rent.


--------------------------------------------------------------------------------

[UBS INVESTMENT BANK LOGO]             25                        LEHMAN BROTHERS

SIGNIFICANT MORTGAGE LOANS

--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS


MGM TOWER (CONT.)

Appraised Value(1):               $330,000,000

LTV (A Note)(1)(2):               39.4%

U/W DSCR (A Note)(2)(3):          2.76x

Reserves:                         On-going for taxes. Insurance escrow required
                                  if the Property is not covered under blanket policy of Sponsor. Springing replacement and TI/LC reserves. Upfront lease-up reserve of $12.2 million (based on approximately $60 per square foot of current vacant space).

Lockbox:                          Hard

Prepayment/Defeasance:            Defeasance beginning two years after
                                  securitization. Prepayment without penalty permitted three months prior to Maturity Date.

Letter of Credit:                 $19,500,000 Letter of Credit supporting MGM's
                                  lease obligations.

B Note(4):                        $90,000,000 subordinated B Note is held by an
                                  insurance company. In an event of default, the B Note holder does not receive principal payments until the principal amount of the A
                                  Note has been repaid in full.




---------------------------
1.       Based on appraisal as of 6/1/2003.
2.       As of the Cut-Off Date.
3. Calculated based on underwritten net cash flow of $22,092,360 and average debt constant beginning with the 2/2004 payment of approximately 6.165%.
4.       The B Note will not be included in the LB-UBS 2004-C1 Trust.


--------------------------------------------------------------------------------

[UBS INVESTMENT BANK LOGO]             26                        LEHMAN BROTHERS

SIGNIFICANT MORTGAGE LOANS

--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

LOUIS JOLIET MALL

Cut-Off Date Balance:                  $56,933,200

Interest Rate:                         4.575%

Maturity Date:                         12/11/2008

Term to Maturity:                      5 Years

Amortization:                          30 Years

Sponsor:                               Westfield America, Inc.

Property:                              Regional mall with 938,522 square feet(1)
                                       of gross leasable area

Location:                              Joliet, Illinois

Year Built:                            1978; renovated 2000

In-Line Sales/SF(2):                   $341

2002 In-Line Cost of Occupancy:        13.0%

Anchors(3):                            Sears (213,412 square feet; credit rating
                                       of BBB/Baa1), JCPenney (151,556 square
                                       feet; credit rating of BB+/Ba3), Carson
                                       Pirie Scott (128,000 square feet),
                                       Marshall Fields (123,500 square feet;
                                       credit rating A+/A2)

Anchor Sales(4):                       Sears ($26.2 million), JCPenney ($25.1
                                       million), Carson Pirie Scott ($17.1
                                       million), Marshall Fields ($19.0 million)







---------------------------
1.       Collateral consists of 279,091 square feet.
2.       In-line sales are based on the year ending 6/2003.
3. Credit ratings for anchors are by S&P and Moody's, respectively, and reflect the rating of the tenant or guarantor under the lease or REA. None of the anchors are part of the collateral.
4. Anchor sales are estimates as reported by the Borrower for the year ending 12/2002. All of the anchors own their pads and improvements and are not part of the collateral.

--------------------------------------------------------------------------------

[UBS INVESTMENT BANK LOGO]             27                        LEHMAN BROTHERS

SIGNIFICANT MORTGAGE LOANS

--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS


LOUIS JOLIET MALL (CONT.)

Other Significant Tenants:       Tenant                       Square Feet         Lease End Date
                                 ------                       -----------         --------------
                                 Toys "R" Us(1)                  42,963              1/31/2005
                                 Super Saver Cinema              15,546             12/31/2018

Top Five In-Line Tenants:
                                 New York & Company              13,431              1/31/2005
                                 Waldenbooks                      8,776               4/1/2005
                                 Express                          8,705              1/31/2008
                                 Sam Goody                        8,500             12/31/2011
                                 Charlotte Russe                  7,362              1/31/2012

Overall Occupancy(2):            97.4%

Appraised Value(3):              $92,500,000

LTV(3)(4):                       61.5%

U/W DSCR(4)(5):                  2.02x

Reserves:                        Westfield America, Inc. guarantees payment of
                                 real estate taxes, insurance premiums and $1.20 psf per annum for TI/LC's and CapEx. In the event the DSCR falls below 1.10x based on a 9.25% constant, borrower must make ongoing deposits for real estate taxes and insurance premiums and $1.20 psf per annum for TI/LC's and CapEx.

Lockbox:                         Hard

Prepayment/Defeasance:           Defeasance beginning two years after
                                 securitization. Prepayment without penalty permitted six months prior to Maturity Date.

Additional Collateral:           Westfield America, Inc. is providing a letter
                                 of credit of $1,643,497 as additional
                                 collateral.









---------------------------
1. Toys "R" Us is an outparcel tenant which leases its pad but owns its improvements, which are not part of the collateral.
2. The occupancy percentage is based on the 2003/2004 underwritten occupancy. Current overall occupancy is 96.2% and in-line occupancy is 86.6%.
3.       Based on appraisal dated as of 10/31/2003.
4.       As of the Cut-Off Date.
5. Calculated based on the 2003/2004 underwritten net cash flow of $7,069,560 and actual debt constant of 6.134%.

--------------------------------------------------------------------------------

[UBS INVESTMENT BANK LOGO]             28                        LEHMAN BROTHERS

SIGNIFICANT MORTGAGE LOANS

--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS


SOUTHGATE MALL

Cut-Off Date Balance:                  $14,412,539

Interest Rate:                         7.250%

Maturity Date:                         1/1/2016

Original Term to Maturity:             20 years

Remaining Term to Maturity:            12 years

Amortization:                          Fully Amortizing

Sponsor:                               The Lambros Agency and Leonard & Bonnie
                                       Hamilton

Property:                              Regional mall with 472,628 square feet(1)
                                       of gross leasable area

Location:                              Missoula, Montana

Year Built:                            1978; renovated in 1997

In-Line Sales/SF(2):                   $239

2002 In-Line Cost of Occupancy(3):     12.3%

Anchors(4):                            Dillard's (76,873 square feet; credit
                                       rating of BB/B2), JCPenney (65,660 square feet; credit rating of BB+/Ba3), Sears
                                       (59,607 square feet; credit rating of
                                       BBB/Baa1), Herberger's (45,166 square
                                       feet)

Anchor Sales(5):                       Dillard's (N/A), JCPenney (N/A), Sears
                                       (N/A), Herberger's ($4.9 million)







---------------------------
1.       Collateral consists of 270,488 square feet.
2.       In-line sales are based on the year ending 12/2002.
3.       Estimated based on rents in place, 2002 recoveries and 2002 sales.
4. Credit ratings for anchors are by S&P and Moody's, respectively, and may reflect the rating of the tenant or a guarantor under the lease or REA. Dillard's, JCPenney, and Sears are not part of the collateral.
5. Sales for Herberger's are based on the year ending 12/2002. Dillard's, JCPenney and Sears own their pad and improvements and are not part of the collateral and do not report sales. The two Herberger's spaces totaling 45,166 square feet are part of the collateral.

--------------------------------------------------------------------------------

[UBS INVESTMENT BANK LOGO]             29                        LEHMAN BROTHERS

SIGNIFICANT MORTGAGE LOANS

--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS


SOUTHGATE MALL (CONT.)

Top Five In-Line Tenants:       Tenant                            Square Feet           Lease End Date
                                ------                            -----------           --------------
                                Arriba Fresh Mexican Grill           7,945                 7/31/2012
                                American Eagle                       6,403                 1/31/2011
                                Eddie Bauer                          6,098                 1/31/2006
                                Express                              5,847                 8/31/2006
                                Maurice's                            5,764                 1/31/2009

Overall Occupancy(1):           98.7%

Appraised Value(2):             $45,300,000

LTV(2)(3):                      31.8%

U/W DSCR(3)(4):                 2.19x

Reserves:                       None

Lockbox:                        None

Prepayment/Defeasance:          Greater of yield maintenance ("YM") or 1% of the
                                current balance on or before 11/9/2010.
                                Thereafter, the fee shall be the lesser of YM or 5% of the current balance on or before 11/9/2011, YM or 4% of the current balance on or before 11/9/2012, YM or 3% of the current balance on or before 11/9/2013, YM or 2% of the current balance on or before 11/9/2014 and YM or 1% of the current balance on or before 12/31/2015. Prepayment without penalty permitted
                                60 days prior to Maturity Date provided no event of default.

Subordinate Debt:               The Borrower has the option of placing a second
                                mortgage lien on the property to secure a line of credit from an institutional lender up to a maximum mortgage amount of $3,000,000. This option may be exercised if the property has a DSCR of 1.30x.






---------------------------
1. Overall occupancy percentage as of 11/1/2003. In-line occupancy is 97.2%.
2.       Based on appraisal dated as of 12/31/2003.
3.       As of the Cut-Off Date.
4. Calculated based on the underwritten net cash flow of $3,949,313 and actual debt constant of 9.485%.


--------------------------------------------------------------------------------

[UBS INVESTMENT BANK LOGO]             30                        LEHMAN BROTHERS

SIGNIFICANT MORTGAGE LOANS

--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS


OTHER SIGNIFICANT MORTGAGE LOAN CHARACTERISTICS

------------------------------------------------------------------------------------------------------------------------------------
                                               OTHER SIGNIFICANT MORTGAGE LOANS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                        PERCENT OF
                                                                   CUT-OFF DATE      INITIAL MORTGAGE        U/W
            NAME                          PROPERTY TYPE               BALANCE           POOL BALANCE       DSCR(1)       LTV(2)
------------------------------------------------------------------------------------------------------------------------------------
Penn Mutual                                  Office                 $60,000,000             4.2%            1.71x        73.2%
------------------------------------------------------------------------------------------------------------------------------------
Passaic Street Industrial Park       Industrial / Warehouse          46,217,937             3.2             1.27         73.4
------------------------------------------------------------------------------------------------------------------------------------
Market Place at Four Corners              Anchored Retail            39,930,042             2.8             1.27         79.7
------------------------------------------------------------------------------------------------------------------------------------
Kurtell Office Portfolio(3)                  Office                  30,000,000             2.1             1.26         74.9
------------------------------------------------------------------------------------------------------------------------------------
The Pan Am Building                          Office                  29,000,000             2.0             1.43         76.3
------------------------------------------------------------------------------------------------------------------------------------
TOTALS/WEIGHTED AVERAGE:                       --                  $205,147,979            14.4%            1.42x        75.2%
------------------------------------------------------------------------------------------------------------------------------------






---------------------------
1. Calculated based on underwritten net cash flow and actual debt service constant.
2.       Calculated based on Cut-Off Date balance and related appraised value.
3.       The Kurtell Office Portfolio consists of six office properties:
         Bellevue Medical Center, Lebanon Medical Center, Mallory Lane Medical Building, Cool Springs Surgery Center, Harpeth Medical Center and Orlando Surgery Center.


--------------------------------------------------------------------------------

[UBS INVESTMENT BANK LOGO]             31                        LEHMAN BROTHERS

SIGNIFICANT MORTGAGE LOANS

--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

PENN MUTUAL

Cut-Off Date Balance:          $60,000,000

Interest Rate:                 5.3604%

Maturity Date:                 9/11/2008

Term to Maturity:              5 years

Amortization:                  Interest Only

Sponsor:                       Broadway Real Estate Partners LLC and Lehman
                               Brothers Inc.

Property:                      Three interconnected Class A office buildings
                               containing 849,516 square feet of rentable area.

Location:                      Philadelphia, Pennsylvania

Years Built:                   1914, 1972; renovated 1989-1991, 1997

Occupancy(1):                  86.9% leased

Major Tenants:                 The building has 28 different tenants.

                                                                                            Approx. % of
                               Tenant                                      Square Feet        Base Rent         Lease End Date
                               ------                                      -----------        ---------         --------------
                               Lippencott Williams & Wilkins, Inc.           135,107            15.4%              12/6/2009
                               Beneficial Savings Bank                        89,363            11.0%              3/31/2011
                               American Board of Internal Medicine            71,632             8.4%             10/31/2013
                               BDP International, Inc.                        56,012             5.7%              5/31/2009




---------------------------
1.       As of 11/30/2003.

--------------------------------------------------------------------------------

[UBS INVESTMENT BANK LOGO]             32                        LEHMAN BROTHERS

SIGNIFICANT MORTGAGE LOANS

--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

PENN MUTUAL (CONT.)

Appraised Value(1):               $82,000,000

LTV(1)(2):                        73.2%

U/W DSCR(2)(3):                   1.71x

Reserves:                         On-going for taxes, insurance, TI/LC and
                                  replacement reserves. $3.5 million upfront rollover reserve.

Lockbox:                          Hard

Prepayment/Defeasance:            Defeasance beginning two years after
                                  securitization. Prepayment without penalty permitted three months prior to Maturity Date.







---------------------------
1.       Based on appraisal dated 6/25/2003.
2.       As of the Cut-Off Date.
3. Calculated based on underwritten net cash flow of $5,579,578 and actual debt constant of 5.435%.

--------------------------------------------------------------------------------

[UBS INVESTMENT BANK LOGO]             33                        LEHMAN BROTHERS

SIGNIFICANT MORTGAGE LOANS

--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS


PASSAIC STREET INDUSTRIAL PARK

Cut-Off Date Balance:                 $46,217,937

Interest Rate:                        6.650%

Maturity Date:                        12/11/2013

Term to Maturity:                     10 years

Amortization:                         30 years

Sponsor:                              Rubin Schron and Abraham Fruchthandler

Property:                             Industrial/Warehouse complex comprised of
                                      2,110,719 total square feet

Location:                             Wood Ridge, New Jersey

Year Built:                           1942-1951; renovated 1980

Occupancy(1):                         93.4%

                                                                                          Approx. % of
Major Tenants:                        Tenant                               Square Feet      Base Rent     Lease End Date
                                      ------                               -----------      ---------     --------------
                                      Rose Art Industries, Inc.              623,970          33.8%          3/31/2007
                                      DeLonghi America, Inc.                 251,572          11.4%         11/30/2012(2)
                                      Outwater Plastics, Inc.                210,693          10.2%          4/30/2007
                                      Fabrite Laminating Corporation         172,172           7.1%          3/31/2006
                                      Mailco, Inc.                           139,140           6.2%         12/31/2007





--------------------------
1.       As of 12/9/2003.
2. Tenant has the right to terminate the lease on the last day of the seventh year of the loan (11/30/2009), with six months notice.



--------------------------------------------------------------------------------

[UBS INVESTMENT BANK LOGO]             34                        LEHMAN BROTHERS

SIGNIFICANT MORTGAGE LOANS

--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

PASSAIC STREET INDUSTRIAL PARK (CONT.)

Appraised Value(1):                  $63,000,000

LTV(1)(2):                           73.4%

U/W DSCR(2)(3):                      1.27x


Reserves:                            On-going for taxes, insurance, TI/LC and
                                     CapEx. Up-front TI/LC reserves of
                                     $2,000,000.

Lockbox:                             Hard

Prepayment/Defeasance:               Yield Maintenance beginning two years after
                                     securitization. Prepayment without penalty permitted 90 days prior to Maturity Date.

Partial Release of Collateral:       Borrower shall be permitted to release
                                     three portions of the parcel (the Outwater
                                     Parcel, the Lion Trading Parcel, and/or the
                                     Parking Parcel), provided that the borrower complies with lender's conditions to such release including payment of a specified release price and DSCR and LTV tests.

















---------------------------
1.       Based on appraisal dated as of 11/10/2003.
2.       As of the Cut-Off Date.
3. Calculated based on underwritten net cash flow of $4,538,140 and actual debt constant of 7.704%.


--------------------------------------------------------------------------------

[UBS INVESTMENT BANK LOGO]             35                        LEHMAN BROTHERS

SIGNIFICANT MORTGAGE LOANS

--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS


MARKET PLACE AT FOUR CORNERS

Cut-Off Date Balance:                $39,930,042

Interest Rate:                       6.200%

Maturity Date:                       11/11/2013

Term to Maturity:                    10 years

Amortization:                        30 years

Sponsor:                             Bert L. Wolstein

Property:                            Community center with 470,718 square feet
                                     of gross leasable area

Location:                            Bainbridge Township, Ohio

Years Built:                         2000-2003

Major Tenants(1):                    Wal-Mart(2) (141,182 square feet; lease
                                     expiration 12/31/2022; credit rating of
                                     AA/Aa2); Kohl's (86,584 square feet; lease expiration 1/31/2022; credit rating of
                                     A-/A3); Marshall's (30,100 square feet;
                                     lease expiration 9/30/2012; credit rating of A+/A2); Babies "R" Us(2) (30,606 square feet; lease expiration 1/31/2013; credit rating of BB+/Baa3); and Dick's Sporting
                                     Goods (50,000 square feet; lease expiration
                                     1/31/2018; NR/NR)





---------------------------
1. Credit ratings are by S&P and Moody's, respectively, and may reflect the rating of the parent if tenant company is not rated. The center opened in late 2002 and most tenants did not commence business until 2003.
2. Tenant leases its pad but owns its store, which is not part of the collateral.

--------------------------------------------------------------------------------

[UBS INVESTMENT BANK LOGO]             36                        LEHMAN BROTHERS

SIGNIFICANT MORTGAGE LOANS

--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS


MARKET PLACE AT FOUR CORNERS (CONT.)

Top Five In-Line Tenants:         Tenant                              Square Feet         Lease End Date
                                  ------                              -----------         --------------
                                  Linens n' Things                       33,123             1/31/2019
                                  Michael's                              21,300             2/28/2011
                                  PETsMART                               19,235             1/31/2018
                                  Kentucky Fried Chicken                  2,400             9/30/2012
                                  McDonald's                         1.71 Acres(1)         10/31/2021

Occupancy(2):                     95.9%

Appraised Value(3):               $50,100,000

LTV(3)(4):                        79.7%

U/W DSCR(4)(5):                   1.27x

Reserves:                         On-going for taxes, insurance, TI/LC and
                                  replacement reserves.

Lockbox:                          Springing

Prepayment/Defeasance:            Defeasance beginning the later of four years
                                  past origination or two years and one day past the date of securitization.







---------------------------
1. McDonald's is an outparcel tenant which leases its pad but owns its store, which is not part of the collateral.
2.       As of 11/19/2003.
3.       Based on appraisal dated 8/13/2003.
4.       As of the Cut-Off Date.
5. Calculated based on underwritten net cash flow of $3,730,775 and an actual debt constant of 7.350%.


--------------------------------------------------------------------------------

[UBS INVESTMENT BANK LOGO]             37                        LEHMAN BROTHERS

SIGNIFICANT MORTGAGE LOANS

--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

KURTELL OFFICE PORTFOLIO

Cut-Off Date Balance:             $30,000,000

Interest Rate:                    6.140%

Maturity Date:                    1/11/2014

Term to Maturity:                 10 Years

Amortization:                     30 years

Sponsor:                          Kurt & Marilyn Wallach


Property:                         Six medical office buildings totaling 211,558
                                  square feet: Bellevue Medical Center (41,033
                                  square feet), Lebanon Medical Center (28,239 square feet), Mallory Lane Medical Building
                                  (44,556 square feet), Cool Springs Surgery
                                  Center (54,248 square feet), Harpeth Medical
                                  Center (23,482 square feet) and Orlando
                                  Surgery Center (20,000 square feet)

Location:                         Nashville, TN (Bellevue Medical Center),
                                  Lebanon, TN (Lebanon Medical Center),
                                  Franklin, TN (Mallory Lane Medical Building),
                                  Franklin, TN (Cool Springs Surgery Center),
                                  Brentwood, TN (Harpeth Medical Building) and
                                  Orlando, FL (Orlando Surgery Center)

Years Built:                      1987 and 1997 (Bellevue Medical Center); 2001
                                  (Lebanon Medical Center); 1996 (Mallory Lane
                                  Medical Building); 1999 (Cool Springs Surgery
                                  Center); 2001 (Harpeth Medical Center); 1996
                                  (Orlando Surgery Center)















--------------------------------------------------------------------------------

[UBS INVESTMENT BANK LOGO]             38                        LEHMAN BROTHERS

SIGNIFICANT MORTGAGE LOANS

--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS


KURTELL OFFICE PORTFOLIO (CONT.)

Occupancy(1):                    94.7%

Major Tenants:                   The portfolio has 43 tenants and, excluding the
                                 top three tenants, no tenant represents more than 4.0% of the total base rent.

                                                                                                   Approx. % of
                                 Tenant                                             Square Feet      Base Rent    Lease End Date
                                 ------                                             -----------      ---------    --------------
                                 Ambulatory Surgery Center of Cool Springs, LLC        20,644          12.3%         5/31/2010
                                 Vanderbilt University                                 20,506          11.1%         6/30/2010
                                 Orlando Surgery Center II, Ltd.                       20,000          10.2%         7/31/2013
                                 Brentwood Children's Clinic, PC                        8,020           4.0%        10/31/2006
                                 The Heart Group PLLC                                   7,854           3.7%         6/30/2007

Appraised Value(2):              $40,050,000

LTV(2)(3):                       74.9%

U/W DSCR(3)(4):                  1.26x

Reserves:                        On-going for taxes, insurance, TI/LC and CapEx.

Lockbox:                         Hard

Prepayment/Defeasance:           Defeasance beginning two years after
                                 securitization. Prepayment without penalty permitted 30 days prior to Maturity Date.





---------------------------
1.       As of 12/15/2003.
2. Based on appraisals dated as follows: 9/23/2003 (Harpeth Medical Center), 9/24/2003 (Mallory Lane Medical Building), 9/25/2003 (Bellevue Medical Center, Lebanon Medical Center), 9/26/2003 (Cool Springs Surgery Center), and 10/14/2003 (Orlando Surgery Center).
3.       As of the Cut-Off Date.
4. Calculated based on underwritten net cash flow of $2,764,486 and actual debt constant of 7.303%.


--------------------------------------------------------------------------------

[UBS INVESTMENT BANK LOGO]             39                        LEHMAN BROTHERS

SIGNIFICANT MORTGAGE LOANS

--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS


THE PAN AM BUILDING

Cut-Off Date Balance:        $29,000,000

Interest Rate:               5.360%

Maturity Date:               1/11/2009

Term to Maturity:            5 years

Amortization:                30 years

Sponsor:                     Jay H. Shidler

Property:                    17-story Class B office building comprised of
                             204,179 square feet

Location:                    Honolulu, Hawaii

Year Built:                  1966; the property has been continuously renovated

Occupancy(1):                90.5%

Major Tenants:               The building has 84 tenants with no tenant
                             representing more than 9.1% of the total base rent.

                                                                                  Approx. % of                          Ratings
                             Tenant                                 Square Feet     Base Rent      Lease End Date    S&P/Moody's(3)
                             ------                                 -----------     ---------      --------------    --------------
                             Royal State Financial Corporation         16,202          9.1%          10/31/2006            NR
                             ISDI                                      13,416          6.4%          10/31/2007            NR
                             DTG (Dollar Systems)                      10,335          5.2%           5/31/2005            NR
                             State of Hawaii                            9,892          4.9%           4/30/2006(2)       AA-/Aa3
                             American Savings Bank                     14,225          3.6%           12/1/2029(2)      BBB-/Baa3


---------------------------
1.       As of 12/1/2003.
2. American Savings Bank occupies multiple spaces. Lease expiration details: American Savings Bank (11,716 square feet on 12/1/2029; 2,509 square feet on 12/7/2005). In addition, the State of Hawaii has the unconditional right to terminate its lease with 90 days written notice.
3. Credit ratings are by S&P and Moody's, respectively, and may reflect the rating of the tenant or a guarantor under the lease.


--------------------------------------------------------------------------------

[UBS INVESTMENT BANK LOGO]             40                        LEHMAN BROTHERS

SIGNIFICANT MORTGAGE LOANS

--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS


THE PAN AM BUILDING (CONT.)

Appraised Value(1):                  $38,000,000

LTV(1)(2):                           76.3%

U/W DSCR(2)(3):                      1.43x

Reserves:                            On-going for taxes,  insurance,  TI/LC's
                                     and CapEx. Upfront escrow of $92,500 (six months rent) held until ISDI has paid all rent due on or before the date such rent is due three consecutive months.

Lockbox:                             Hard

Prepayment/Defeasance:               Defeasance beginning two years after
                                     securitization. Prepayment without penalty permitted three months prior to Maturity
                                     Date.






---------------------------
1.       Based on appraisal dated as of 11/15/2003.
2.       As of the Cut-Off Date.
3. Calculated based on underwritten net cash flow of $2,777,230 and actual debt constant of 6.708%.

--------------------------------------------------------------------------------

[UBS INVESTMENT BANK LOGO]             41                        LEHMAN BROTHERS

--------------------------------------------------------------------------------
                                                                  SUMMARY POINTS

SUMMARY POINTS
--------------------------------------------------------------------------------


o Weighted average DSCR of 1.63x(1); weighted average Cut-Off Date LTV of 68.5%(1)

o The significant mortgage loans discussed in this presentation have a weighted average DSCR of 1.80x(1) and a weighted average Cut-Off Date LTV of 65.1%(1) and collectively represent 58.7% of the initial mortgage pool balance

o    Institutional sponsorship and repeat borrowers

o Office, anchored retail, regional mall, industrial/warehouse, multifamily(2) and Investment Grade Loans comprise 94.2% of the initial mortgage pool balance

o Geographically diversified with properties located in 28 states and the District of Columbia

o 96.5% of the loans have ongoing reserves for replacements, 98.3% for taxes and 95.4% of such loans have ongoing reserves for insurance(3)

o    97.7% of the initial mortgage pool balance have cash management systems

o Established relationship between Lehman Brothers and UBS Investment Bank - this transaction marks the 22nd overall transaction between Lehman Brothers and UBS Investment Bank since early 2000


---------------------------
1. Includes the UBS Center - Stamford loan, which was underwritten to a 1.00x DSCR and an 87.7% LTV, based on the NNN lease currently in place with UBS AG, acting through its Stamford Branch (rated AA+/Aa2 by S&P/Moody's, respectively).
2. Multifamily component includes mobile home park properties representing 3.1% of the aggregate pool.
3. As of the Cut-Off Date; excludes the Investment Grade Loans. In some instances where there are no tax escrows, certain creditworthy tenants are permitted to pay taxes directly and are subsequently deemed to have escrows. In some instances where there are no insurance escrows, certain creditworthy tenants are permitted to maintain insurance or self-insure and are subsequently deemed to have escrows.

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[UBS INVESTMENT BANK LOGO]             42                        LEHMAN BROTHERS

--------------------------------------------------------------------------------
                                                              INVESTOR REPORTING

INVESTOR REPORTING
--------------------------------------------------------------------------------


Updated collateral summary information will be a part of the monthly remittance report in addition to detailed P&I payment and delinquency information. Quarterly NOI and occupancy data, to the extent delivered by the borrowers, will be available to Certificateholders through the Trustee. The following is a list of all the reports that will be available to Certificateholders:

        NAME OF REPORT                              DESCRIPTION (INFORMATION PROVIDED)
      ----------------------------------------------------------------------------------------------------------
1       Distribution Date Statements                Principal and interest distributions, principal balances

2       Mortgage Loan Status Report                 Portfolio stratifications

3       Comparative Financial Status Report         Revenue, NOI, DSCR to the extent available

4       Delinquent Loan Status Report               Listing of delinquent Mortgage Loans

5       Historical Loan Modification Report         Information on modified Mortgage Loans

6       Historical Liquidation Report               Net liquidation proceeds and realized losses

7       REO Status Report                           NOI and value of REO

8       Servicer Watch List                         Listing of loans in jeopardy of becoming specially serviced

9       Loan Payoff Notification Report             Listing of loans that have given notice of intent to payoff





--------------------------------------------------------------------------------

[UBS INVESTMENT BANK LOGO]             43                        LEHMAN BROTHERS

--------------------------------------------------------------------------------
                                                                        TIMELINE

TIMELINE
--------------------------------------------------------------------------------
                                                                        TIMELINE


DATE                             EVENT
-------------------------------------------------------------------------------------
Week of January 12, 2004         Structural & Collateral Term Sheets Available/
                                 Presale Reports Available on Rating Agency Websites/
                                 Road Shows/ Investor Calls/
                                 Preliminary Prospectus Supplement Available
-------------------------------------------------------------------------------------
Week of January 19, 2004         Pricing
-------------------------------------------------------------------------------------
Week of February 2, 2004         Closing







--------------------------------------------------------------------------------

[UBS INVESTMENT BANK LOGO]             44                        LEHMAN BROTHERS